SkyPeople Fruit Juice, Inc.
NASDAQ: SPU

Investor Presentation

March 2011



Safe Harbor Statement

This presentation may contain "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about our beliefs and expectations, are forward looking statements. Such statements involve known and unknown risks, uncertainties and other factors as well as assumptions that, if they do not fully materialize, or prove incorrect, could cause the actual results of SkyPeople Fruit Juice, Inc. ("SPU", the "Company") to differ materially from the results expressed or implied by such statements. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

About Sky People "SPU"

- SkyPeople Fruit Juice manufactures and processes *fruit concentrates*, *fruit juice beverages*, and other *fruit related products* in China
- SPU's products include:
  - Fruit purees, concentrated purees, and concentrated juices (apple, pear, kiwifruit, and turnjujube)
  - Fruit juice beverages, High fiber fruit beverage and fruit cider beverages
  - Organic and non-organic fresh kiwifruits, kiwifruit seeds, and apple aroma
- Products are sold to fruit juice companies, food companies, supermarkets and other retail outlets through distributors and agents
- Exports to North America, Europe, Russia, South Korea and the Middle East
- 357 employees, including 41 in R&D and 67 in sales & marketing
- Based in Xi'an and established in 2008



$1.0
$4.0
$8.0
$10.6
$16.4

*Before deducting non-controlling interests

Capital Market Summary

- **Market Data** (as of close on 3/1/2011)
  - ***Stock Price:*** $4.86 ***Shares Outstanding:*** 25.7 M
  - ***Market Cap:*** $124.9 M
- **Record financial performance**
  - YTD 9M 2010 revenue of $49.3 M and adj. net income[1] of $12.1 M, up 110% and 142%, respectively, over YTD 9M 2009
  - Revenue up 42% to $59.2MM and net income up 54% to $16.4MM[3] in 2009
  - Revenue and net income CAGR of 70% and 99%, respectively, between 2005 and 2009
  - Fully Diluted EPS $0.84 in 2009 and $0.56 in 2008, an increase of 50%
- **2010 guidance**
  - Revenues of $92 to $102MM and net income of $19 to $21MM

(US$MM)	2005	2006	2007	2008	2009	2005-2009 CAGR	YTD 2010	2010 Guidance
Revenue	$7.03	$17.49	$29.95	$41.65	$59.25	70.4%	$49.3	$92-102
Net Income[3]	$1.04	$4.00	$7.06	$10.62	$16.40	99.3%	$15.2[2]	
Net income margin	14.3%	23.0%	27.2%	25.5%	27.7%		[illegible]	
Net income attributable to the Company[4]	$1.0	$3.84	$7.60	$10.01	$15.10		$12.1[2]	$19-21

[1] Adjusted net income in YTD 2010 is a non-GAAP calculation and excludes the change in the amount of $1,[illegible] for the nine months ended September 30, 2010 in [illegible]
[2] [illegible]
[3] before deducting non-controlling interests
[4] Attributable to SkyPeople Fruit Juice, Inc. after deducting non-controlling interests

Key Investment Highlights

- **Robust growth strategy**
  - Capacity expansion, new products and expanding distribution
- **Strong financial performance**
  - Highly profitable with strong revenue and net income growth
- **Diverse product offering**
  - Concentrates, beverages, fruits and fruit by products.
- **High quality production techniques and strong R&D capabilities**
  - Current and pending patents, experienced in-house R&D team, and external collaborations
- **Location advantages and access to supply of raw materials and resources**
  - Proximity to fruits supply centers and long-established supply network
- **Large and growing industry**
  - Increasing domestic and international demand
- **Government Support**
  - Local government subsidies of $2.2MM and $0.3MM in 2009 and 2008,

Growth Strategy

- **Capacity Expansion and Production Improvements:** Capital expenditures for 2010 and 2011 expected to be approximately $60MM, primarily going for improvements and addition of production lines to the Huludao Wonder and Qiyiwangguo facilities
- **Distribution Expansion:** Plans to broaden sales and distribution network into other provinces and large cities in China (as exemplified by the recent agreement with a beverage distributor in Beijing)
- **Product Mix:**
  - Expanding into fruits with complementary harvesting seasons to current fruits to lengthen the squeezing season and increase annual production. Such fruits include turnjujube (concentrated turnjujube juice introduced in May 2010), as well as mulberry, pomegranate and persimmon
  - R&D focus on producing innovative higher margin products
- **Branding:** Promotion of Hedetang and Qian Mei Duo, the Company's fruit beverage brands, to expand its market presence in China
- **Acquisitions:** SPU will consider potential targeted acquisitions to increase manufacturing capacity and enter new juice categories.

Competitive Advantages

- **Access to and control over raw materials and resources**
  - Strategic locations near major fruit growing centers in China, with proximity to the largest planting area of kiwifruit and apples in China
- **Location advantages**
  - Production facilities in Shaanxi Province and Liaoning Province; Shaanxi has large yield of kiwi and Liaoning produces the largest amount of high acidity apples in China
  - Location near the largest kiwifruit planting base in Asia that the Company helped build with the aid of local farmers and the government
- **World class quality assurance and advanced equipment and technology**
  - Production equipment purchased from top-ranked foreign manufacturers
  - Unique pressing technologies, complete enzymolysis and multi-step digestive enzymolysis
- **Product diversity**
  - Products include fruit concentrate and fruit juice beverages from apples, pears, kiwifruit, and mulberries. SPU also sells fresh kiwifruit, kiwifruit seeds and apple aroma
  - Diversified product lines help SPU compete in international markets and lessen commodity price risk as well as risks associated with seasonality and consumer preferences

Market Presence

- SPU estimates that 78% of sales in 2009 and 66% of sales in 2008 were generated from the domestic market in China and the balance through exports
- Fruit juice and fruit cider beverages are sold in China under SPU's trademark brand, Hedetang
- SPU's products are exported primarily via distributors
- The key export markets are North America, Europe, Russia, South Korea and the Middle East



2009 Revenue Breakdown



2008 Revenue Breakdown

Industry Chain

- SPU is vertically-integrated with activities in the Midstream (concentrated and puree) and Downstream (beverage) markets
- SPU's presence across the chain optimizes quality control and ensures the delivery of high quality products to SPU's customers

Supply and Production Chain



Upstream
Midstream
Downstream
Packaging
Fresh Fruit
Other Materials
Concentrated Fruit Juice
Juice Beverage






Products

- SPU's produces and sells the following products:
  - **Fruit concentrate:** 61% of revenues in 2009 (GM=41%) vs. 78% in 2008 and 84% in 2007
  - **Fruit juice beverages:** 17% of revenues in 2009 (GM=33%) vs. 13% in 2008 and 12% in 2007
  - **Fresh fruit, fruit seeds, and other:** 22% of revenues in 2009 (GM=49%) vs. 9% in 2008 and 4% in 2007

Gross Margin by Segment

	2008	2009
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	13.3%	12.5%
[illegible]	[illegible]	[illegible]
[illegible]	-	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
Consolidated	[illegible]	[illegible]

2009 Revenue Breakdown



2008 Revenue Breakdown



Fruit Concentrate

- SPU's core products are concentrated apple, pear, and kiwifruit juices and the Company recently added turnjujube juice concentrate. The squeezing seasons for these products are:
  - **Apples:** July/August to January of the following year
  - **Pears:** July/August until April of the following year
  - **Kiwifruit:** September through December of each year
  - **Turnjujube:** April to July of each year
- Fruit concentrated products are made up of three different categories: fruit puree, fruit concentrate puree and concentrated fruit juice:
  - **Fruit puree:** prepared from fruit that has been washed and sorted prior to processing. The fruit is crushed and pressed, and the pulp of the fruit is kept
  - **Fruit concentrated puree:** water and some of the pulp are removed from the puree and the sugar level is increased in order to produce concentrated puree
  - **Concentrated fruit juice:** made from fruit concentrated puree by removing all of the remaining pulp
  - 17,687 tons of concentrate produced in 2009 (21,591 in 2008)









Fruit Juice Beverages

- SPU's fruit juice beverages are divided into three categories: 1) pure fruit juice and 2) fruit cider beverages 3) Hi-Fiber juices
  - SPU currently produces fruit juice products for kiwifruit, mulberry, apple, pear and pomegranate
  - SPU tested and began marketing fruit cider beverages in the first quarter of 2009 and, based on the results, anticipates its fruit cider beverages will experience rapid growth in China
- Fruit juice beverages are distributed currently in glass bottles and cartons and will eventually be distributed in plastic (PET) bottles.
- While typically lower margin, fruit juice products are an important business segment as these beverages can be produced year-round, unlike its concentrate business which is seasonal
- In 2009, SPU produced 24.6 million bottles of fruit juice beverage (13.9 million in 2008)
- Products sold in 22 CR Vanguard stores in Xi' an, 5 Wal Mart stores in Xi'an and 11 in Beijing and Tianjian, 3 Lotus stores, 22 La Cuisine Royale retail stores, 22 Jiaying stores, and 20 Xigua stores in Xi'an.







New Releases in 2011

New Labels for Hedetang Juice Beverages

- New 500 ml glass bottle and case packs including apple juice, pear juice, kiwifruit juice, and mulberry juice.
- Retail price of ¥ 11.80 or $1.79 US dollars for the 500 ml bottle and ¥ 66.00 or $10.01 for 6-pack box.
- Customers include Wal-Mart, Lotus and CR Vanguard.





New Releases in 2011

Qian Mei Duo™ High-Fiber Fruit Juice Beverages

- Juices targets health conscious Chinese women 18-29 years old
- Four different juice flavors including apple, mulberry, kiwifruit and pomegranate.
- Placed side by side with Hedetang juices in Wal Mart in Xi' an and Beijing and CR Vanguard in Xi'an.
- Retail prices for Qian Mei Duo™'s single serve juice cartons are ¥ 4.80 ($0.73) each, ¥ 55.90 ($8.48) for the 12-pack gift box and ¥ 115.20 ($17.47) for 24-pack box.
- New product line forecasted to contribute $9.0 million in revenues for 2011.







Large and Growing Industry – Domestic Market

- **Domestic Consumption Potential**
  - Fruit juice demand is expected to increase significantly as the middle class expands and wealth increases, coupled with the already health-conscious nature of Chinese consumers
  - China's domestic consumption of fruit beverages is relatively low. Annual per capita consumption of fruit beverages in the PRC only accounted for 10% of the average world per capita consumption and 2.5% of the average per capita consumption in developed countries[1], implying a tremendous upside potential if domestic per capita consumption approaches the world's and developed nations' averages
  - The output of fruit juice concentrates and fruit beverages in the PRC increased from 3.1MM tons in 2003 to 10.8MM tons in 2007[2]
  - Total sales of fruit processed products in China are estimated to reach $37.2 billion in 2010, a 43% CAGR from 2007 levels[3]







[1] Investment in China fruit juice beverages business and forecast for 2008 to 2012, by China Investment Consultants
[2] [illegible] the PRC Food [illegible] Association [illegible]
[3] Source: Beijing Business & Intelligence Consulting [illegible], http://[illegible].pdf

Margins and Seasonality

- SPU is focused on increasing its gross margins by growing higher margin segments (such as its fast growing fresh fruit segment) and developing new high margin products in the future
- Within the beverage segments, SPU is focused on developing products that offer higher gross margins (such as mulberry and kiwifruit cider beverages introduced in Q1, 2009)
- The fourth quarter contributes a high proportion of the Company's revenues each year (60% in 2009 and 46% in 2008), reflecting the harvest season of the primary source fruits (July/August to April)
- SPU's increased focus on fruit beverages and fruits with complementary harvesting seasons will help reduce seasonality over time



Revenue Breakdown by Quarter

Raw Materials and Suppliers

- China has the largest planting area of apples and kiwifruit in the world and Shaanxi Province has the largest planting area of apples and kiwifruit in China
- SPU has production facilities in Shaanxi Province and Liaoning Province, which has a large yield of apples and also produces the largest amount of high acidity apples in China
- The Company's raw materials include fresh fruit, which is purchased from local markets and fruit growers that deliver directly to SPU's plants
  - SPU's raw material supply chain is highly fragmented
  - The largest supplier, Xuzhou Ruitai Glass Bottle Co., Ltd. (glass bottle supplier), accounts for 13% of total purchases in 2009 (8% in 2008); the second largest supplier is Xian Yang Dichen Printing Co., Ltd., which accounted for 11% of total purchases in 2009 (7% in 2008)
- SPU has implemented purchasing programs in the rich production areas surrounding its factories
  - Purchasing using a long-established network of local fruit dealers and distributors which ensures a secure supply of quality fruits while minimizing costs
- The purchase of fresh fruit accounted for over 48% and 47% of SPU's production costs in fiscal 2009 and 2008, respectively



Delivery of raw materials

Strategically Located Planting Base and Facilities

- SPU owns and operates four manufacturing facilities in China; two facilities are located in Shaanxi Province and two facilities are located in Liaoning Province
- SPU's four facilities focus on producing single fruit-based concentrates and beverages. This strategy allows SPU to maximize output and minimize cost
- SPU's kiwifruit processing facilities are located in Zhouzhi County of Shaanxi Province, which has the largest kiwifruit plantation in Asia





Liaoning Province

Liaoning is uniquely suited for highly acidic apple planting







Shaanxi Province

Shaanxi, the largest fruit juice production province in China, is the location of the kiwifruit plantation and also well suited for pear planting

Research & Development/IP

- Research & Development
  - 41 full-time employees
  - External experts and strong collaboration with academic research institutions
- Existing patents
  - Device for breaking up and separating fruit peel, squeezing the pulp out of the fruit and separating pulp from the fruit peel
  - Device for removing material on fruit peel and fruit hair
- Pending patents
  - SPU is applying for another 5 patents for a process in the production of kiwifruit concentrate juice, kiwifruit cider beverage, mulberry cider beverage, concentrated persimmon juice and concentrated turnjujube juice
  - These 5 patent applications have been accepted by the Chinese Intellectual Property Office
- New projects under development
  - Development of Mulberry Juice Concentrate Clarification Technology





Advanced Technology and Equipment

- Highly automated production facilities featuring top-of-the-line imported equipment, including:
  - Flottweg AG presser (Germany)
  - KOCH ultra filtration technology (U.S.)
  - Schmidt ultra low temperature concentration evaporation technology (Germany)
  - ELPO fully automatic sterile canning technology (Italy)
- Advanced production techniques, including:
  - Combined complete enzymolysis and multi-step digestive enzymolysis
  - Membrane filtration
  - Resin absorption
  - Low-temperature reverse osmosis membrane concentration







World-class Quality Assurance

- US FDA Compliant (since 2006)
- ISO9001 certified
- HACCP (Hazard Analysis & Critical Control Point)
- Kosher certificate holder
- Member of China Beverage Industry Association
- Member of China National Food Industry Association (CNFIA)
- Committee Member of China Chamber of Commerce for Import and Export of Foodstuffs, Native Produce and Animal Byproducts
- Member of Shaanxi Kiwifruit Association


IQNet
CERTIFICATE

HACCP CERTIFICATE

KOSHER CERTIFICATION

Experienced Management Team

- **Yongke Xue, Chairman & CEO**
  - Founded SkyPeople (China) in 2001 (formerly Shaanxi Tianren Organic Food Co., Ltd.)
  - Served as a Director of SkyPeople Juice Group Co., Ltd. since 2003
  - Worked at the Northwestern Materials Bureau of the PLA General Logistics Department (1989-1998)
  - Formerly the vice general manager of Shaanxi Huaye Foods Co., Ltd., a food company (1998 2001). Other positions include general manager of Shaanxi Hede Venture Capital Management Co., Ltd. (2006-2007) and business director of the investment banking division of Hualong Securities Co., Ltd., a securities firm (2001-2005)
  - MBA from Xi'an Jiaotong University and obtained a Bachelor's Degree from the National University of Defense Technology
- **Spring Liu, CFO**
  - Formerly Corporate Secretary and Financial Reporting Manager, Inc-Tech International (AMEX: TRT)
  - More than 8 years finance and accounting experience
  - B.S. in Accounting from University of Phoenix and B.A. from the Xi'an Foreign Languages University in China
  - passed all sections of the Uniform Certified Public Accountants Examination in California in March 2006
- **Hongke Xue , Chairman & CEO of "SkyPeople (China) "**
  - Chairman & CEO, SkyPeople Juice Group Co., Ltd. since 2003 to Present
  - CEO, Tianjin Tangshan Fengyuan Metal Products Co., Ltd. 2002-2003
  - General Manager, Baoji Industrial Products Co., Ltd., 2001 -2002
  - B.A. in Business management in Lanzhou University of Finance and Economics

Income Statement and Projections

($Mil, except per share data)	2005	2006	2007	2008	2009	YTD 2009	YTD 2010	2010 Guidance[4]
Revenue	$7.0	$17.4	$29.4	$41.6	$59.2	$28.5	$49.5	$92 102
Revenue Growth		[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]
COGS	$4.4	$10.1	$18.5	$23.6	$33.8	$16.8	$29.2	
Gross Profit	$2.6	$7.3	$10.9	$18.0	$25.4	$8.7	$20.1	
Gross Profit Margin	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
Operating Profit	$1.6	$6.3	$9.0	$13.1	$20.9	$5.8	$16.7	
Operating Margin	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
EBITDA	$1.7	$7.7	$10.9	$15.7	$25.1	$9.0	$19.0[2]	19.7
EBITDA Margin	24.2%	44.2%	37.1%	37.7%	42.7%	33.3%	38.0%	
EBIT	$1.7	$5.7	$9.5	$13.8	$23.2	$9.0	$18.7[2]	
EBIT Margin	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
Net Income[1]	$1.0	$4.1	$8.0	$10.6	$16.1	$6.0	$13.2[2]	
Net Income Margin	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
Net Income[3]	$1.0	$3.6	$7.6	$10.0	$15.2	$5.0	$12.3[2]	$19-21
Diluted EPS	$0.08	$0.25	$0.53	$0.56	$0.84	$0.25	$0.55[4]	

[1] Before deducting non-controlling interests
[2] Excluding change in fair value of outstanding warrants issued
[3] Attributable to SkyPeople Fruit Juice, Inc., after deducting non-controlling interests
[4] [illegible]

Balance Sheet

$MM, FYE 12/31	9/30/10	12/31/09	12/31/08
Cash and equivalents	$46.1	$14.4	$15.8
Accounts receivable	29.0	27.3	11.6
Inventories	6.9	4.9	1.8
Total current assets	**$84.7**	**$48.5**	**$30.1**
PP&E, Net	26.1	25.3	20.4
Land Usage Rights	6.5	5.5	6.4
Other Assets	10.7	4.7	2.4
Total Assets	**$128.0**	**$83.7**	**$59.3**
Accounts payable	3.2	1.7	0.6
Accrued expenses	2.6	4.4	1.6
Income taxes payable	2.0	2.5	1.5
Short term notes payable	0.7	5.4	11.3
Warrant liability	0	5.4	0.0
Total current liabilities	**$18.4**	**$19.5**	**$16.7**
Stockholders' Equity	$105.7	$61.4	$41.1
Noncontrolling interests	3.9	2.8	1.5
Total Stockholder's Equity	**$109.6**	**$64.2**	**$42.6**
Total Liabilities & Stockholders' Equity	**$128.0**	**$83.7**	**$59.3**

Conclusion – Key Investment Highlights

SKYPEOPLE

- Robust growth strategy
- Strong financial performance
- Diverse products offering
- High quality production techniques and strong R&D capabilities
- Location advantages and access to supply of raw materials and resources
- Large and growing industry
- Government support
- Favorable economic and cultural dynamics
- Experienced management team with proven track record

SKYPEOPLE



Appendix

Chinese Certifications and Awards



Competitive Landscape

- SPU's apple juice concentrate competitors include:
  - Sdic Zhonglu Fruit Juice Co., Ltd. (public company – SHSE:600962)
  - Yantai North Andre (Group) Juice Co., Ltd. (public company – HK:8259)
  - Shaanxi Hengxing Fruit Juice (private company)
  - Shaanxi Haisheng Juice Holdings Co. Ltd. (public company – HK:0359)
- SPU also competes with fruit juice companies such as Wahaha, Huiyuan, Nongfu, Guoyuan, Tongyi, and Meizhiyuan

Corporate Structure


SkyPeople Fruit Juice, Inc.
100%
100%
Pacific Industry Holding Group Co., Ltd
Harmony MN, Inc.
Offshore
99%
SkyPeople Juice Group Co., Ltd. (PRC)
Onshore
91.15%*
100%
100%
Shaanxi Qiyiwangguo Modern Organic Agriculture Co., Ltd.
Huludao Wonder Fruit Co., Ltd.
Yingkou Trusty Fruits Co., Ltd.

*[illegible] 8.85% of the equity interests in [illegible]